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                                                           FOR IMMEDIATE RELEASE

       EARTHFIRST SUBSIDIARY, EME, INKS BINDING LETTER OF INTENT FOR $5.95
                MILLION PROJECT AT ORLANDO INTERNATIONAL AIRPORT

                 Company Wins Major Electrical Services Contract
                    For New In-Line Baggage Screening Project

TAMPA, FL - (BUSINESS WIRE) - May 11, 2005 - EarthFirst Technologies, Incorporated (OTCBB:EFTI), a specialized holding company engaged in researching, developing and commercializing technologies for the production of alternative fuel sources and the destruction and/or remediation of liquid and solid waste, and in supplying electrical contracting services internationally, today reported that its wholly-owned subsidiary, Electric Machinery Enterprises, Inc. (EME), has entered into a binding Letter of Intent (LOI) with Hensel Phelps Construction Co. for a project with an expected contract value of $5,952,000.

Hensel Phelps, a company consistently ranked among the top general contractors and construction managers in the Nation by Engineering News Record, has selected EME to manage all electrical requirements associated with a new in-line baggage screening project scheduled for installation at the Orlando International Airport in Orland, Florida beginning in June 2005.

Leon Toups, Chief Executive Officer of EarthFirst stated, "This impressive win represents yet another example of the exciting growth momentum we are experiencing at EME. With its 75-year history of maintaining the highest levels of reliability, efficiency and customer service within the electrical services industry, it is no surprise that EME is enjoying continual success."

About EarthFirst Technologies, Incorporated
EarthFirst Technologies, http://www.earthfirsttech.com, is dedicated to producing environmentally superior products from carbon-rich solid and liquid materials currently considered wastes. The Company has conducted more than five years of extensive development on advanced technologies to achieve this goal. Through its subsidiary Electric Machinery Enterprises, Inc., http://www.e-m-e.com, the Company provides electrical contracting services both as a prime contractor and as a subcontractor, electrical support for industrial and commercial buildings, power generation stations, and water and sewage plants in the US and abroad.

Investors are cautioned that certain statements contained in this document as well as some statements in periodic press releases and some oral statement of EFTI officials are "Forward-Looking Statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include statements which are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "believes," "anticipates," "intends," "plans," "expects," and similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future EFTI actions, which may be provided by management, are also forward-looking statements as defined by the Act. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the Company to materially differ from any future results, performance, or achievements expressed or implied by such forward-looking statements and to vary significantly from reporting period to reporting period. Although management believes that the assumptions made and expectations reflected in the forward-looking statements are reasonable, there is no assurance that the underlying assumptions will, in fact, prove to be correct or that actual future results will not be different from the expectations expressed in this report. These statements are not guarantees of future performance and EFTI has no specific intention to update these statements.

                      FOR MORE INFORMATION, PLEASE CONTACT
                    Elite Financial Communications Group, LLC
         Stephanie Noiseux at 407-585-1080 or via email at efti@efcg.net